EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form SB-2 (File No. 333-112159) and Form S-8 (File No. 333-121594, 333-43718 and
333-70376) of CorVu Corporation and subsidiaries of our report dated September 9, 2005, which appears on page 15 of this annual report on Form 10-KSB for the year ended June 30, 2005.

                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP

Minneapolis, Minnesota
September 28, 2005

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